UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 19, 2007

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 787-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 19, 2007, Electro Rent Corporation appointed Steven Markheim to the positions of President and Chief Operating Officer. Mr. Markheim has been Electro Rent’s Executive Vice President since February 2007. He joined Electro Rent as a Financial Analyst in 1980 and was promoted to Controller in 1986, and Vice President, Administration and Secretary in 1987. Mr. Markheim’s salary was increased to $300,000 per annum.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated October 19, 2007.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation

Date: October 22, 2007	By:	/s/ Craig R. Jones
Craig R. Jones Vice President and Chief Financial Officer